UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 16, 2004

Date of report (Date of earliest event reported)

TTM TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

WASHINGTON

(State or other jurisdiction of incorporation)

0-31285	91-1033443
(Commission File Number)	( IRS Employer Identification Number)

2630 SOUTH HARBOR BOULEVARD

SANTA ANA, CALIFORNIA

92704

(Address of Principal Executive Offices) (Zip Code)

(714) 327-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[       ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[       ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[                    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

                          (17 CFR 240.14d-2(b))

[                    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                          (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                        This Current Report on Form 8-K is being filed pursuant to Item 5.02(b).  Michael Moran has resigned from the board of directors of the Company, effective December 16, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TTM TECHNOLOGIES, INC.

Date: December 22, 2004	By:	/s/ Stacey M. Peterson
Stacey M. Peterson
Chief Financial Officer